Summary Prospectus October 1, 2010
PNC Mid Cap Value Fund Class I – PMVIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.27%

Total Annual Fund Operating Expenses[2]	1.02%

[1]	“Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

[2]	Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in value-oriented common stocks of U.S. companies with market capitalizations between $750 million and $15 billion. The Adviser (as defined below) generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company’s intrinsic value.

Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

PRINCIPAL RISKS

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Mid Cap Company Risk. Mid capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid cap company stocks be more volatile than those of larger companies.

Value Investing Risk. The Fund is subject to the risk that value stocks may fall out of favor with investors and underperform other asset types. The price of a company’s stock may take a long time to, or never, reach the level that the Adviser considers to be its intrinsic value.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or

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guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small-cap and mid-cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_264/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	20.18%	(9/30/09)
Worst Quarter	-23.71%	(12/31/08)

The Fund’s year-to-date total return for Class I Shares through June 30, 2010 was -2.79%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

			Since
			Inception
	1 Year	5 Years	(7/1/02)
Class I Shares
Returns Before Taxes	32.66%	2.34%	7.20%
Returns After Taxes on Distributions[1]	32.29%	1.32%	5.84%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	21.48%	1.78%	5.84%

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) (since inception date 6/30/02)	34.21%	1.98%	6.94%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

	Years as
	Fund
	Portfolio
Name	Manager	Title
Michael E. Santelli, CFA, CPA	14	Managing Director

Paul W. Hayes, CFA	2	Senior Analyst

Alex L. Vallecillo, CFA	14	Senior Portfolio Manager

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount.

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Tax Information

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains. However, this will not be the case if you are invested in a Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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PNC Funds
P.O. Box 9795
Providence, RI 02940-9795

SUM-EQMCVI-1010